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                                                                    Exhibit 10.5

                                 ADDENDUM TO THE
             CAPTIVE INSURANCE COMPANY MANAGEMENT SERVICES AGREEMENT
                                     BETWEEN
                     USA OFFSHORE MANAGEMENT, LTD. ("USAOM")
                                       AND
                AMERINST INSURANCE COMPANY, LTD. ("THE COMPANY")
                            EFFECTIVE: April 1, 2003

The AGREEMENT between MANAGER and COMPANY is amended as follows:

     (1) MANAGER is now defined as USA RISK GROUP (BERMUDA) LTD., formerly known as USA OFFSHORE MANAGEMENT, LTD. due to MANAGER'S name change;

     (2) It is hereby further agreed that the COMPANY will pay MANAGER a fee of $2,500 for the setup of reporting for the quota share for Professional Direct Insurance Company; and

     (3) COMPANY will compensate MANAGER at a rate of $5,000 per annum for ongoing services for Professional Direct Insurance Company.

IN WITNESS WHEREOF, the parties have duly executed this Addendum this 1st day of May, 2003.

                           By: /s/ Andrew Sargeant
                               ----------------------
                               USA RISK GROUP (BERMUDA) LTD.


                           By: /s/ Ronald S. Katch
                               ----------------------
                               AMERINST INSURANCE COMPANY, LTD.